CONVENIO PARA DAR POR TERMINADO EL CONTRATO DE ARRENDAMIENTO QUE FUE CELEBRADO EL DIA 25 DE ABRIL DE 1996, EN EL QUE CONCURRIERON POR UNA PRIMERA PARTE ESPACIOS DE ZAPOPAN, S.A. DE C.V. REPRESENTADA POR EL SR. LIC. MIGUEL ANGEL DOMINGUEZ MORALES, COMO ADMINISTRADOR UNICO DE LA SOCIEDAD, Y CON EL CARACTER DE "ARRENDADOR", POR UNA SEGUNDA PARTE LA EMPRESA CINEMASTAR LUXURY THEATER, S.A. DE C.V., REPRESENTADA POR EL LIC. MARCO ANTONIO ALEMAN BONILLA, COMO ADMINISTRADOR UNICO DE LA SOCIEDAD, EN SU CARACTER DE "ARRENDATARIO", Y POR UNA TERCERA PARTE LA EMPRESA CINEMASTAR LUXURY THEATER INC, REPRESENTADA POR EL SENOR JOHN ELLISON JR. EN SU CARACTER DE APODERADO ESPECIAL, ESTE ULTIMO POR DESCONOCER EL IDIOMA ESPANOL FUE ASISTIDO POR EL SR. LIC. GABRIEL JIMENEZ CODINACH COMO PERITO INTERPRETE, ESTE CONVENIO SE CELEBRA POR TODAS LAS PARTES Y CON EL MISMO CARACTER CON EL QUE PARTICIPARON EN EL CONTRATO DE ARRENDAMIENTO ANTES CITADO, EL CUAL SE CELEBRA DE CONFORMIDAD CON LAS SIGUIENTES DECLACRACIONES Y CLAUSULAS.

                               DECLARACIONES

         1.- Declaran las empresas ESPACIOS DE ZAPOPAN, S.A. DE C.V. en su caracter de arrendador, CINEMASTAR LUXURY THEATER, S.A. DE C.V. en su caracter de arrendatario y CINEMASTAR LUXURY THEATER INC, en su caracter de garante lo siguiente:

         A)- Que con fecha 25 de Abril de 1996 celebraron un contrato de arrendamiento, sujeto a las condiciones y terminos que el propio contrato de arrendamiento senala.

         B)- Que por no convenir a sus intereses los declarantes han acordado dar por terminado el contrato de arrendamiento antes mencionado, sin ninguna responsabilidad de las parte que en el intervinieron y de acueurdo a las siguientes:

                                  CLAUSULAS

PRIMERA - La empresa ESPACIOS DE ZAPOPAN, S.A. DE C.V. en su caracter de arrendador, la empresa CINEMASTAR LUXURY THEATER, S.A. DE C.V. en su caracter de arrendatario y la empresa CINEMASTAR LUXURY THEATER, INC. en su caracter de garante, de conformidad con lo previsio en el articulo 2140 fraccion 11 del codigo civil del Estado de Jalisco, acuerdan dar por terminado el contrato de arrendamiento que celebraron las partes antes mencionadas el dia 25 de Abril de 1996.

SEGUNDA - Como consecuencia de lo anterior las partes se relevan reciprocamente de las obligaciones asumidas en el contrato de arrendamiento antes mencionado y sus consecuencias, manifestando no reservarse ninguna accion ni derecho para ejercitar una en contra de la otra y renunciando en todo caso y desde este momento al ejercicio de cualquiera de ellas.

TERCERA - A partir de la firma de este convenio el arrendador queda en completa libertad para propalar la celebracion de cualquiar contrato o acto juridico que impique la posesion o disposicion del inmueble materia del arrendamiento lo que podra realizar sin ninguna responsabilidad de su parte.

CUARTA - Como consquiencia de la celebracion de este convenio, el arrendador se compromete y obliga a restituir la cantidad de usd, $50,000.00 (cincuenta mil dolares moneda de los Estados Unidos de America), la cual fue recibida por concepto de deposito en garantia en los terminos previstos en la clausula XXX del contrato de arrendamiento a que antes se ha hecho referencia, en un plazo maximo de diez dias habiles a partir de la fecha de firma de este convenio.

QUINTA - Para la interpretacion y cumplimiento de los pactos contenidos en el presente convenio las partes se someten a la jurisdiccion y competencia de los tribunales competentes de la Ciudad de Guadalajara, Jalisco, renunciando expresamente al fuero de la competencia que pudiera conrresponderles en razon de su domicilio presente o futuro.

Participa en este convenio el Lic. Gabriel Jimenez Codinach en su caracter de perito traductor quien manifesto que en este acto que le hace saber al Sr. John Ellison Jr. el contenido del presente documento mediante la traduccion al idioma Ingles por lo que en consecuencia ambos son conocedores de su contenido y alcance legal, motivo por el cual lo firman de conformidad para todos los efectos legales correspondientes.

Este convenio se firma a los 19 dias del mes de Junio de 1997 en la Ciudad de Guadalajara, Jalisco.

                                ARRENDADOR

                              Firma ilegible
                      ESPACIOS DE ZAPOPAN, S.A. DE C.V.
                    LTC. MIGUEL ANGEL DOMINGUEZ MORALES

                               ARRENDATARIO

                              Firma ilegible
                   CINEMASTAR LUXURY THEATER, S.A. DE C.V.
                     LTC. MARCO ANTONIO ALEMAN BON[caad 147]ILLA

                               EL GARANTE

                              Firma ilegible
                      CINEMASTAR LUXURY TEHATER, INC.
                         SR. JOHN ELLISON JR.


                           PERITO TRADUCTOR

                            Firma ilegible
                     LIC. GABRIEL JIMENEZ CODINACH


                               TESTIGOS

             Firma ilegible               Firma ilegible

THE CONTRACT OF LEASE DATED APRIL 25, 1996 BETWEEN CINEMASTAR LUXURY THEATERS, S.A. DE C.V. (CINEMASTAR MEXICO) AND ESPACIOS DE ZAPOPAN, S.A. DE C.V. (ZAPOPAN) IS TO BE TERMINATED IN ACCORDANCE WITH THE FOLLOWING CLAUSES:

                              DECLARATIONS

1. Zapopan in its character as landlord and CinemaStar Mexico in its character as tenant and CinemaStar Luxury Theaters, Inc. (CinemaStar U.S.) in its character as guarantor declare as follows:

          A.   A lease contract was entered into on April 25, 1996.

          B. The declarants have agreed to terminate this lease contract aforementioned the parties to which will bear no responsibility according to the following:

                                 CLAUSES

FIRST-    Zapopan as landlord, CinemaStar Mexico as tenant and CinemaStar
U.S. as guarantor, in accordance with the provisions of article 2140 section II, of the Code of the State of Jalisco, agree to terminate the lease contract of April 25, 1996.

SECOND-   As a consequence of the foregoing the parties are relieved of all of the responsibilities that were assumed under the lease contract aforementioned and their consequences, recognizing that no action or right is reserved against the other party and all obligations are henceforth relinquished in every case.

THIRD-    From the signing of this release, the landlord is at complete liberty to enter into any contract or juridical act regarding the possession or disposition of the leased premises that it chooses without responsibility on its part.

FOURTH-   As a consequence of this (termination) agreement, the landlord compromises and becomes obligated to repay the $50,000.00 U.S., deposit made in accordance with clause XXX. Such repayment will be made within 10 days of the signing of this release.

FIFTH-    For the interpretation and compliance of the provisions contained in this release, the parties submit to the jurisdiction of the competent tribunal of the City of Guadalajara, Jalisco.

Participating in this release is Gabriel Jimenez Codinach as translator who acknowledges that John Ellison, Jr. is aware of the contents of this document which was translated to him in English which as a consequence has made him aware of all of the corresponding legal effects.

This agreement is signed on the 19th of June, 1997 in the City of Guadalajara, Jalisco.